                              EMPLOYMENT AGREEMENT

                                      FOR

                               FRANS G.J. SPEETS
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                               TABLE OF CONTENTS

ARTICLE I.
EMPLOYMENT AND DUTIES...........................................

ARTICLE II.
COMPENSATION AND BENEFITS.......................................

     Section 2.1 Compensation...................................
     Section 2.2 Increases in Salary............................
     Section 2.3 Bonus..........................................
     Section 2.4 Stock Participation Plan.......................
     Section 2.5 Benefits.......................................

ARTICLE III.
VACATION........................................................

ARTICLE IV.
EXPENSES........................................................

ARTICLE V.
TERM............................................................

ARTICLE VI.
CONFIDENTIALITY.................................................

     Section 6.1 Background.....................................
     Section 6.2 Confidential Information.......................
     Section 6.3 Exclusions.....................................
     Section 6.4 Confidential Relationship......................
     Section 6.5 Employee's Obligations.........................
     Section 6.6 Additional Obligations of Employee.............

ARTICLE VII.
REMEDIES........................................................

ARTICLE VIII.
TERMINATION.....................................................

     Section 8.1 Events of Termination..........................
     Section 8.2 Effects of Termination.........................

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ARTICLE IX.
ARBITRATION.....................................................
ARTICLE X.
MISCELLANEOUS...................................................

     Section 10.1 Waiver........................................
     Section 10.2 Notice........................................
     Section 10.3 Governing Law.................................
     Section 10.4 Captions......................................
     Section 10.5 Counterparts..................................
     Section 10.6 Severability..................................
     Section 10.7 Word Meanings.................................
     Section 10.8 Assignment....................................
     Section 10.9 Legal Fees....................................
     Section 10.10 Sale of Employer.............................
     Section 10.11 Entire Agreement/Amendment...................

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into effective as of the 12th day of April, 1995, by and between Pioneer Americas, Inc. ("Employer"), and Frans G.J. Speets ("Employee").

                                R E C I T A L S:

     WHEREAS, the Employer desires to hire the Employee to serve as President of All-Pure Chemical Company ("All-Pure"); and

     NOW THEREFORE, for and in consideration of the mutual promises set forth herein, the Employer and the Employee agree as follows:

                                   ARTICLE I.
                             EMPLOYMENT AND DUTIES

     Section 1.1  Duties of Employee.  The Employer hereby employs the Employee
                  ------------------
and Employee hereby accepts employment in the position of President of All-Pure. During the term of this Agreement, the Employee shall provide the Employer with the benefit of his knowledge, experience, know-how and creativity. In particular, the Employee shall, without limitation, perform the following duties:

     (a) Reorganize and re-direct All-Pure, and increase All-Pure's off-take of chlorine and liquid caustic soda from Employer;

     (b) Assist Employer in the formulation and execution of an international sales and marketing plan;

     (c) Prepare a business plan with respect to All-Pure's proposed activities in Mexico;

     (d) Assist in evaluating the merits of All-Pure acquiring complimentary and competitive businesses; and

     (e) Assist in strategic planning for All-Pure including, without limitation, diversifying and increasing products sold by All-Pure.

                                  ARTICLE II.
                           COMPENSATION AND BENEFITS

     Section 2.1 Compensation. For all the services rendered by the Employee in
                 ------------
any capacity under this Agreement, the Employer shall pay the Employee a salary of One Hundred Ninety Thousand Dollars per annum ($190,000). The Employee's salary shall be paid twice a month in accordance with Employer's usual and 1 customary payroll practices. All compensation paid to Employee under this Agreement shall be subject to customary employment taxes.

     Section 2.2 Increases in Salary.  The Employee shall be eligible to receive
                 -------------------
periodic salary increases in accordance with Employer's established salary guidelines and policies.

     Section 2.3 Bonus.  The Employer shall pay the Employee a bonus in
                 -----
accordance with the terms of any bonus program or programs adopted by the Employer.

     Section 2.4 Stock Participation Plan.  The Employee will be entitled to
                 ------------------------
participate in any incentive stock option plan or other stock plan adopted by the Employer in accordance with the terms and provisions set forth in any such plan.

     Section 2.5 Benefits.  The Employee will also be entitled to participate in
                 --------
or become a participant in any employee benefit plan maintained by the Employer for which he is eligible, including any 401(k) plan, profit sharing plan, defined benefit plan, disability, hospitalization, major medical, life insurance or such other employee benefit plan in accordance with the Employer's policies and procedures.

                                  ARTICLE III.
                                    VACATION

     The Employee will be entitled to vacation with pay in accordance with the Employer's policies and procedures.

                                  ARTICLE IV.
                                    EXPENSES

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     The Employee will be reimbursed for all costs and expenses incurred by
Employee in connection with his providing services hereunder in accordance with the Employer's policies and procedures. Notwithstanding anything to the contrary in this Article IV, the Employee will be required to submit expense vouchers to the Employer in sufficient detail to permit the Employer to validly claim any income tax deductions to which it is entitled, unless the Employer agrees to maintain such expense records on behalf of the Employee.

                                   ARTICLE V.
                                      TERM

     The term of this Agreement shall commence on April 12, 1995, and terminate April 30, 2000, unless sooner terminated in accordance with Article VIII.

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

                                  ARTICLE VI.
                                CONFIDENTIALITY

     Section 6.1 Background.  Employer in the course of its business has
                 ----------
developed valuable technical information and know-how, which information is used in its business. The Employee acknowledges that much of the technical information and know-how developed by Employer is not generally known in the industry and gives Employer a competitive advantage over those who do not know it. As a consequence of and during the course of his employment, the Employee will have access to, and/or will learn or conceive confidential and/or proprietary information on Employer's time and at Employer's expense, relating to Employer's then-current or contemplated interests. This information is likely to be of benefit to Employer, in its line of business even after termination of the Employee's full-time employment.

     Section 6.2 Confidential Information.  The parties recognize that in the
                 ------------------------
course of the Employee providing services to Employer, the Employee will have access to various confidential and/or proprietary business information which relates to Employer's business and which has commercial or other value ("Confidential Information," defined in more detail below). As used in this Agreement, the term "Confidential Information" includes by way of illustration but without limitation (except as expressly set forth in Section 6.3) any and all information relating to the services performed or products sold by Employer, processes therefor, apparatus and maintenance thereof, research, research programs, processes, program files, flow charts, drawings, techniques, standards, specifications, improvements, inventions, customer or potential customer information, accounting data, statistical data, research projects, development and marketing plans, strategies, forecasts, customer lists, sales plans and sales and marketing information, and the like that are now in the possession of or may be acquired by or on behalf of Employer, whether or not tangibly embodied in a document, model, specimen, computer storage device, or other physical object, including similar and/or confidential proprietary information with respect to any subsidiary or related company of Employer.

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     Section 6.3 Exclusions.  Confidential Information does not include
                 ----------
information that through no breach or fault of the Employee is or becomes (i) fully described in an English-language printed publication distributed to more than one hundred (100) persons in the U.S. or Canada; or (ii) disclosed to the Employee by a third party not having an obligation of confidence to Employer. All information relating to Employer's business shall be deemed to be Confidential Information until shown to be within one or more of the foregoing exceptions. This Section 6.3 is intended to illustrate but not to limit the definitions of Confidential Information. No combination of information shall be deemed to be within any such exception, whether or not the component parts of the combination are within one or more exceptions, unless the combination itself and its economic value and principles of operations are themselves so excepted.

     Section 6.4 Confidential Relationship.  The Employee understands that his
                 -------------------------
position as an employee creates a relationship of confidence and trust between him and Employer with respect to any Confidential Information which pertains to Employer's business or to the business of any actual or potential client or customer of Employer, and which may be learned or developed by the Employee or made known to him by Employer or any of its clients or customers during the Employee's employment.

     Section 6.5 Employee's Obligations.  The Employee shall keep all
                 ----------------------
Confidential Information in confidence and trust for the benefit of Employer. Employee shall not use any Confidential Information except for the benefit of Employer without the express prior written consent of an authorized officer of Employer except in the ordinary course of his employment. Furthermore, the Employee shall not disclose any Confidential Information to any person or entity other than Employer and its authorized employees at any time without such consent.

     Section 6.6  Additional Obligations of Employee.  Upon termination of
                  ----------------------------------
employment, the Employee shall not take with him any drawings, blueprints, notes, memoranda, specifications, devices, documents, or any other tangible embodiments of any Confidential Information.

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                                  ARTICLE VII.
                                    REMEDIES

     Without limiting other possible remedies to Employer available for breach of any of the covenants contained in this Agreement, the Employee agrees that the Employer shall be entitled to damages and to injunctive or other equitable relief to enforce such covenants, such relief to be without the necessity of posting a bond, cash or otherwise.

                                 ARTICLE VIII.
                                  TERMINATION

     Section 8.1  Events of Termination.  This Agreement may be terminated:
                  ---------------------
          (a) at any time by Employer for any reason, with or without cause, however, Employer shall give Employee prior written notice of termination;

          (b) at any time by Employee for any reason, with or without cause, however, Employee shall give Employer thirty (30) days notice of termination;

          (c) upon the death of the Employee.

     The above notwithstanding, this Agreement shall terminate and have no effect if the capital stock of Employer is not purchased by Pioneer Americas Acquisition Corp. or another subsidiary of GEV Corporation on or before April 30, 1995.

     Section 8.2  Effects of Termination.
                  ----------------------
          (a) If this Agreement is terminated by Employer, then Employee shall be obligated to pay Employee, within ten (10) business days of such termination, an amount equal to the present value of remaining salary payments due Employee through April 30, 2000 under Sections 2.1 and 2.2 above, discounted at 7%.

          (b) If this Agreement is terminated by Employee prior to December 31, 1996, then Employer shall continue to pay Employee in accordance with Sections
2.1 and 2.2 above through

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December 31, 1996, and on December 31, 1996. Employer shall pay Employee an amount equal to the present value of Employee's salary payments remaining after December 31, 1996 through April 30, 2000 under Sections 2.1 and 2.2 above, discounted at 7%. If Employee terminates this Agreement on or after December 31, 1996, the Employer shall pay to Employee, within ten (10) business days of receiving notice of termination, an amount equal to the present value of Employee's salary payments remaining after the date of termination through April 30, 2000 under Sections 2.1 and 2.2 above, discounted at 7%.

     All payments by Employer under Section 8.2(a) and (b) are subject to deductions and withholding as required by law.

     Should this Agreement be terminated because of Employee's death, the obligations and responsibilities of Employer and Employee hereunder shall terminate as of the date of Employee's death. Notwithstanding any of the foregoing to the contrary, Articles VI, VII and IX shall survive termination of this Agreement.

                                  ARTICLE IX.
                                  ARBITRATION

     If any dispute shall arise between the Employer and the Employee regarding Employee's employment by Employer, or the termination thereof, the dispute shall be settled by arbitration in accordance with applicable California law. Either party, by giving written notice to the other party of an intention to invoke an arbitration proceeding pursuant to this Article IX, may apply to the American Arbitration Association for an appointment of an arbitrator to be selected from a list of three (3) arbitrators supplied by the American Arbitration Association. For a period of five (5) days after the list is delivered to the Employee and Employer, each shall have the right to strike one name from the list of arbitrators and the arbitrator not stricken shall be the arbitrator hereunder. Any party unable or unwilling to strike a name within the period required shall forfeit his or its right to participate in the selection of the arbitrator. The arbitrator so selected shall then diligently conduct an arbitration proceeding in accordance with applicable California law. The decision of the arbitrator shall be final and

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conclusive upon the parties, and a judgment upon the award may be entered in any court having jurisdiction. Each party expressly acknowledges that the other party has the right to undertake reasonable discovery procedures in connection with the arbitration proceeding. The party against whom the arbitrator rules will pay all costs with respect to the arbitration proceeding. Notwithstanding any of the foregoing to the contrary, the arbitration provisions set forth in this Article IX shall not apply to any dispute between Employee and Employer relating to Article VI hereof.

                                   ARTICLE X.
                                 MISCELLANEOUS

     Section 10.1.  Waiver.  The waiver by either party of a breach or violation
                    ------
of any provision of this Agreement will not operate as or be construed to be a waiver of any subsequent breach hereof.

     Section 10.2.  Notice.  Any notice, request, demand or other communication
                    ------
required, permitted or desired to be given hereunder will be deemed given when personally delivered or mailed by prepaid certified mail, return receipt requested, addressed as follows:

     Employer:



                    Attn:  Corporate Secretary

     Employee:      Frans G.J. Speets
                    c/o All-Pure Chemical Co.
                    1660 W. Linne Road
                    Tracy, California  95376

or to such other address, and to the attention of such other person or officer as either party may designate, with copies thereof to the respective counsel thereof, all at addresses which a party may designate by like written notice.

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

     Section 10.3  Governing Law.  This Agreement will be interpreted, construed
                   -------------
and governed according to the laws of the State of California.

     Section 10.4  Captions.  The article and section headings contained in this
                   --------
Agreement are for convenience only and will in no manner be construed as part of this Agreement.

     Section 10.5  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which will be deemed an original and together will constitute one and the same agreement, with one counterpart being delivered to each party hereto.

     Section 10.6  Severability.  This Agreement is intended to be performed in
                   ------------
accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     Section 10.7  Word Meanings.  Whenever used herein the singular number will
                   -------------
include the plural, and the plural number will include the singular; the masculine gender shall include the feminine and neuter, and vice versa.

     Section 10.8  Assignment.  Neither party may assign its rights or delegate
                   ----------
its duties hereunder without the prior written consent of the other party except as otherwise provided in Section 10.10.

     Section 10.9  Legal Fees.  Except as otherwise provided in Article IX, in
                   ----------
the event that either party elects to incur legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorneys' fees, all costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

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     Section 10.10 Sale of Employer.  If the Employer contemplates selling all
                   ----------------
or substantially all of its assets or entering into any transaction with a third party under the terms of which such third party may terminate this Agreement, the Employer hereby agrees not to consummate any such transaction unless such third party agrees to assume this Agreement or all the Employer's obligations hereunder.

     Section 10.11  Entire Agreement/Amendment.  This Agreement contains the
                    --------------------------
entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the Employee providing services to the Employer. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise with respect to the Employee providing service to the Employer not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only in an agreement in writing signed by the Employer and Employee.

     IN WITNESS WHEREOF, the Employer and the Employee have executed this Agreement on the 12th day of April, 1995.



EMPLOYER:                           PIONEER AMERICAS, INC.
                                    ------------------------------


                              By:   /s/ Richard C. Kellogg, Jr.
                                    ------------------------------
                            Name:   Richard C. Kellogg, Jr.
                                    ------------------------------
                           Title:
                                    ------------------------------

                                    /s/ Frans G. J. Speets
EMPLOYEE:                           ------------------------------
                                    FRANS G.J. SPEETS

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